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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OvaScience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, Massachusetts 02142

To our Stockholders:

        You are cordially invited to attend our 2014 Annual Meeting of Stockholders. Our Annual Meeting will be held at our principal executive offices, the Athenaeum Building, 215 First Street, Seminar Room, First Floor, Cambridge, Massachusetts, on Friday, June 13, 2014, at 9:00 a.m., local time. The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at our Annual Meeting. We urge you to review these proxy materials carefully and to use this opportunity to take part in the affairs of OvaScience, Inc. by voting on the matters described in the proxy statement.

        We have elected to provide our proxy materials over the Internet under the Securities and Exchange Commission's "notice and access" rules. Providing our proxy materials to stockholders electronically allows us to conserve natural resources and reduce our printing and mailing costs related to the distribution of the proxy materials. If you wish to receive paper copies of the proxy materials, you may do so by following the instructions contained in the Notice of Annual Meeting of Stockholders.

        Your vote is important. Whether or not you plan to attend the Annual Meeting we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or, if you received printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice of Annual Meeting of Stockholders.

        Thank you for your support of OvaScience, Inc. We look forward to seeing you at our Annual Meeting.

Michelle Dipp, M.D., Ph.D. President and Chief Executive Officer

OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, Massachusetts 02142

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on Friday, June 13, 2014

To our Stockholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of OvaScience, Inc., a Delaware corporation ("OvaScience" or the "Company"), will be held at OvaScience's principal executive offices, the Athenaeum Building, 215 First Street, Seminar Room, First Floor, Cambridge, Massachusetts, on Friday, June 13, 2014, at 9:00 a.m., local time, to consider and act upon the following matters:

  1.
  To elect three class II directors nominated by our board of directors, each for a three-year term expiring at the 2017 annual meeting of stockholders;

  2.
  To approve our 2012 Stock Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

  3.
  To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the fiscal year ending December 31, 2014; and

  4.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Stockholders of record at the close of business on April 15, 2014, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Your vote is important regardless of the number of shares you own. If you are a stockholder of record, please vote in one of these ways:

  (1)
  Vote over the Internet. You may vote your shares by following the "Vote by Internet" instructions on the enclosed proxy card.

  (2)
  Vote by telephone. You may vote your shares by following the "Vote by Phone" instructions on the enclosed proxy card.

  (3)
  Vote by mail. If you received your proxy materials by mail, you may vote by completing and signing the proxy card delivered with those materials and returning it in the postage-paid envelope we provided.

        If your shares are held in "street name," that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

        We encourage all stockholders to attend the Annual Meeting in person. You may obtain directions to the location of the Annual Meeting on our website at www.ovascience.com. Whether or not you plan to attend the Annual Meeting in person, we urge you to take the time to vote your shares.

By Order of the Board of Directors,

Michelle Dipp, M.D., Ph.D. President and Chief Executive Officer

Cambridge, Massachusetts
April 30, 2014

i

OVASCIENCE, INC.
215 First Street, Suite 240
Cambridge, MA 02142

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS
to be held on June 13, 2014

        This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of OvaScience, Inc. for use at the 2014 Annual Meeting of Stockholders to be held on Friday, June 13, 2014 at our principal executive offices, the Athenaeum Building, 215 First Street, Seminar Room, First Floor, Cambridge, Massachusetts, at 9:00 a.m., local time, and at any adjournment or postponement thereof.

        All proxies will be voted in accordance with the instructions contained in those proxies. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
For the Annual Meeting of Stockholders to be Held on June 13, 2014:

        The proxy materials, which include our proxy statement for the annual meeting, our 2013 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and, if you received a paper copy of these materials, a proxy card or voting instruction card, are available for viewing, printing and downloading at www.proxyvote.com.

        A copy of our proxy materials will be furnished without charge to any stockholder upon oral or written request to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, Telephone: (617) 500-2802.

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are also available on the Securities and Exchange Commission's website at www.sec.gov.

 IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?	A.	We are providing these proxy materials to you in connection with the solicitation by our board of directors of proxies to be voted at our 2014 annual meeting of stockholders, or annual meeting, to be held at our offices at the Athenaeum Building, 215 First Street, Seminar Room, First Floor, Cambridge, Massachusetts, on June 13, 2014 at 9:00 a.m., local time. As a stockholder of OvaScience, you are invited to attend our annual meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q.	What is included in the proxy materials?	A.

The proxy materials include our proxy statement for the annual meeting, our 2013 annual report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and, if you received a paper copy of these materials, a proxy card or voting instruction card. If you received a Notice of Internet Availability of Proxy Materials, please see "Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?" below.

Q.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?	A.

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2013 annual report to stockholders, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the printed proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to most of our stockholders commencing on or about May 1, 2014, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability of Proxy Materials.

Q.	Who can vote at the annual meeting?	A.

To be entitled to vote, you must have been a stockholder of record at the close of business on April 15, 2014, the record date for our annual meeting. The holders of 24,167,656 shares of our common stock outstanding as of the record date are entitled to vote at the annual meeting.

If you were a stockholder of record on April 15, 2014, you are entitled to vote all of the shares that you held on that date at the annual meeting and at any postponement or adjournment thereof.
Q.	What are the voting rights of the holders of common stock?	A.	Each outstanding share of our common stock will be entitled to one vote on each matter considered at the annual meeting.

Q.	How do I vote?	A.	If your shares are registered directly in your name, you may vote:
(1)

Over the Internet:    Go to the website of our tabulator, Broadridge Financial Solutions, Inc., at www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on June 12, 2014, the day before the annual meeting, for your proxy to be valid and your vote to count.

(2)

By Telephone:    Call 1-800-579-1639, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on June 12, 2014, the day before the annual meeting, for your proxy to be valid and your vote to count.

(3)

By Mail:    If you received your proxy materials by mail, complete and sign your proxy card and mail it to Broadridge in the postage prepaid envelope we provided. Broadridge must receive the proxy card not later than June 12, 2014, the day before the annual meeting, for your proxy to be valid and your vote to count. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, the persons named as proxies will follow our board's recommendations and vote your shares:

• "FOR" the election of all director nominees;
• "FOR" the approval of the 2012 Stock Incentive Plan;
• "FOR" the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2014; and
• On any other matters properly brought before the annual meeting, in accordance with the best judgment of the named proxies.
			(4)	In Person at the Meeting: If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting.

If your shares are held in "street name," meaning they are held for your account by a bank, broker or other nominee, you may vote:
			(1)	Over the Internet or by Telephone: You will receive instructions from your bank, broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.
			(2)	By Mail: You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.
(3)

In Person at the Meeting:    Contact your bank, broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the annual meeting. A broker's proxy is not the form of proxy enclosed with this proxy statement. You will not be able to vote shares you hold in street name in person at the annual meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

Q.	Can I change my vote?	A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the annual meeting. To do so, you must do one of the following:
(1)

Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 12, 2014.

			(2)	Sign a new proxy and submit it as instructed above. Only your latest dated proxy, received by Broadridge not later than June 12, 2014, will be counted.
(3)

Attend the annual meeting, request that your proxy be revoked and vote in person as instructed above. Attending the annual meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

If your shares are held in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote in person at the annual meeting if you obtain a broker's proxy as described in the answer above.

Q.	Will my shares be voted if I do not return my proxy?	A.	If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the annual meeting.

If your shares are held in street name, your bank, broker or other nominee may under certain circumstances vote your shares if you do not timely return your proxy. Banks, brokers or other nominees can vote their customers' unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return a proxy to your bank, broker or other nominee to vote your shares, your bank, broker or other nominee may, on discretionary matters, either vote your shares or leave your shares unvoted. Your bank, broker or other nominee cannot vote your shares on any non-discretionary matter.

The election of directors (Proposal 1) and approval of our 2012 Stock Incentive Plan (Proposal 2) are non-discretionary matters. The ratification of the appointment of our independent auditors (Proposal 3) is a discretionary matter. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the annual meeting according to your instructions. You should receive directions from your bank, broker or other nominee about how to submit your proxy to them at the time you receive this proxy statement.

Q.	How many shares must be present to hold the annual meeting?	A.

A majority of our outstanding shares of common stock entitled to vote must be present to hold the annual meeting and conduct business. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote those shares on Proposals 1 or 2. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?	A.	Proposal 1—Election of Class II Directors

The three nominees for director receiving the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is a non-discretionary matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any nominee and will be treated as "broker non-votes." As a result, broker non-votes will have no effect on the voting on Proposal 1. With respect to Proposal 1, you may:
• vote FOR all nominees;

• vote FOR one or more nominee(s) and WITHHOLD your vote from the other nominee(s); or
• WITHHOLD your vote from all nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the results of the vote.
Proposal 2—Approval of our 2012 Stock Incentive Plan

To approve Proposal 2, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is a non-discretionary matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 2. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST the proposal and will be treated as "broker non-votes." As a result, broker non-votes will have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 2.

Proposal 3—Ratification of Appointment of Independent Auditors

To approve Proposal 3, stockholders holding a majority of the votes cast on the matter must vote FOR the proposal. Proposal 3 is a discretionary matter. If your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your unvoted shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 3.

Although stockholder approval of our audit committee's appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2014 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee may reconsider its appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2014.

Q.	Are there other matters to be voted on at the annual meeting?	A.

We do not know of any matters that may come before the annual meeting other than the election of three class II directors, the approval of our 2012 Stock Incentive Plan and the ratification of the appointment of our independent auditors. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?	A.	We will report the voting results in a Current Report on Form 8-K within four business days following the adjournment of our annual meeting.
Q.	What are the costs of soliciting these proxies?	A.

We will bear the cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person, without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Householding of Annual Meeting Materials

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, Telephone: (617) 500-2802. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

CORPORATE GOVERNANCE

General

        We believe that good corporate governance is important to ensure that OvaScience is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted.

        We have adopted a written Code of Business Conduct and Ethics, which applies to all of our officers, directors and employees. We have also adopted charters for our audit committee, our compensation committee and our nominating and governance committee, and Corporate Governance Guidelines. We have posted copies of our Code of Business Conduct and Ethics, Corporate Governance Guidelines and committee charters on the Corporate Governance page of the Investors section of our website, ir.ovascience.com, which you can access free of charge. We intend to disclose on our website any amendments to, or waivers from, our Code of Business Conduct and Ethics required to be disclosed by law or by the rules of The Nasdaq Stock Market.

Our Board of Directors

Members of the Board of Directors

        Set forth below for each director, including the class II director nominees, is information as of April 1, 2014 with respect to his or her (a) name and age, (b) positions and offices at OvaScience, if any, (c) principal occupation and business experience for the past five years, (d) directorships, if any, of other publicly-held companies during the past five years, and (e) the year such person became a member of our board of directors. We have also included information below regarding each director's specific experience, qualifications, attributes and skills that led our board to conclude that he or she should serve as a director. In addition, we believe that all of our directors and nominees possess the attributes or characteristics described in "Board Processes—Director Nomination Process" on page 16 that we expect of each director.

Name	Age	Position
Michelle Dipp, M.D., Ph.D.	37	President, Chief Executive Officer, Director
Richard Aldrich(3)	59	Director
Jeffrey D. Capello(1)	49	Director
Mary Fisher	52	Director
Marc Kozin(3)	52	Director
Stephen Kraus(2)(3)	37	Director
Thomas Malley(1)(2)	45	Director
Harald Stock, Ph.D.(1)(2)	45	Director
Christoph Westphal, M.D., Ph.D.	46	Director

(1)
Member of the audit committee

(2)
Member of the compensation committee

(3)
Member of the nominating and corporate governance committee

        Michelle Dipp, M.D., Ph.D. co-founded our company in April 2011. She has served as a member of our board of directors since July 2011, our chief executive officer since June 2011 and our president since September 2011. Dr. Dipp has served as a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. Through Longwood, she co-founded Verastem, Inc., a biopharmaceutical company, in 2010. From 2008 to 2009, Dr. Dipp served as vice president and then, from 2009 to 2011, senior vice president and head of the Centre of Excellence For External Drug Discovery (CEEDD), a business development unit at GlaxoSmithKline, a pharmaceutical and healthcare company. Prior to that, she was a founding employee of Sirtris Pharmaceuticals, Inc., a pharmaceutical company, where she served as vice president of corporate development from 2005 to 2008. Dr. Dipp serves on the Beth Israel Deaconess Medical Center Board of Trustees. Dr. Dipp holds an M.D. from Oxford University Medical School and a Ph.D. in physiology from the University of Oxford. We believe that Dr. Dipp is qualified to serve on our board of directors due to her scientific expertise and her experience in the life sciences industry as an entrepreneur and venture capitalist.

        Richard Aldrich co-founded our company in April 2011. He has served as a member of our board of directors since July 2011 and as the chairman of our board of directors since March 2012. Mr. Aldrich is a co-founder and partner of Longwood Fund, LP, a venture capital investment fund. He has co-founded and helped to build several successful biotech companies including Sirtris Pharmaceuticals (acquired by GlaxoSmithKline in 2008); Concert Pharmaceuticals, where he serves as chairman of the board; Alnara Pharmaceuticals (acquired by Eli Lilly in 2010); and Verastem, Inc., where he serves on the board of directors. Mr. Aldrich also serves on the board of directors of PTC Therapeutics, Mitokyne, Inc. and Tempero Pharmaceuticals. Prior to co-founding Longwood, he was General Partner of RA Capital, a biotechnology investment fund he founded in 2001. Mr. Aldrich was also a founding employee of Vertex Pharmaceuticals, Inc., where he held the position of Senior Vice President and Chief Business Officer and managed all commercial and operating functions from 1989 to 2001. Prior to joining Vertex, Mr. Aldrich held several management positions at Biogen, Inc. Mr. Aldrich serves on the Board of the Massachusetts Eye & Ear Infirmary and the Greater Boston YMCA. Mr. Aldrich received his undergraduate degree from Boston College, and an MBA from the Amos Tuck School at Dartmouth College. We believe that Mr. Aldrich is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur and venture capitalist and his service on the boards of directors of other life sciences companies.

        Jeffrey D. Capello has served as a member of our board of directors since March 2012. Mr. Capello serves as Senior Advisor to Boston Scientific Corporation, a medical device company. Mr. Capello joined Boston Scientific in June 2008 and served as senior vice president and chief accounting officer until March 2010, and executive vice president and chief financial officer from March 2010 to December 2013. He previously served as the senior vice president and chief financial officer with responsibilities for business development at PerkinElmer, Inc., a technology company, from 2006 to June 2008. Prior to that, he served as PerkinElmer's vice president of finance, corporate controller and treasurer from 2002 to 2006 and vice president, finance, corporate controller, chief accounting officer and treasurer from 2001 to 2005. From 1991 to 2001, he held various positions at PricewaterhouseCoopers LLP, a public accounting firm, including partner from 1997 to 2001. Mr. Capello served as a member of the board of directors of Sirtris Pharmaceuticals, Inc. from January 2008 until its acquisition in June 2008 and served on its audit committee as both a member and its chair. He holds a B.S. degree in business administration from the University of Vermont and an M.B.A. degree from the Harvard Business School. Mr. Capello is also a certified public accountant. We believe that Mr. Capello is qualified to serve on our board of directors due to his experience in the medical device and healthcare technology industries, his accounting background and his service on the boards of directors of other life sciences companies.

        Mary Fisher has served as a member of our board of directors since June 2013. Ms. Fisher also serves as Chief Executive Officer and Director at Colorescience, a former division of SkinMedica, Inc., where she served as Chief Executive Officer from April 2008 to December 2012, when she led the sale of the company to Allergan, Inc. Prior to joining SkinMedica, Ms. Fisher was the Chief Operating Officer of Acorda Therapeutics, a biotechnology company focused on developing products for the treatment of central nervous system disorders, with responsibility for corporate strategy and business development, financial planning, sales and marketing, and manufacturing. Previously, Ms. Fisher was Vice President, Strategic Healthcare and Commercial Operations for Cephalon, with responsibility for product planning and marketing, managed care sales, and manufacturing. Her earlier experience includes positions at Immunex and Boehringer Ingelheim. She is also a member of the board of directors of Zeltiq Aesthetics, Inc., a publicly-traded medical technology company, and Neuroscience Nursing Foundation. We believe that Ms. Fisher is qualified to serve on our board based on her more than 25 years of experience in the pharmaceutical and biotechnology industries, including her executive experience.

        Marc Kozin has served as a member of our board of directors since January 2014. Mr. Kozin has been a Senior Advisor to L.E.K. Consulting, a global strategy consulting firm, since July 2011. Prior to that, Mr. Kozin served as president of L.E.K.'s North American practice for 15 years. Mr. Kozin currently serves as a member of the board of directors of UFP Technologies, Inc., a designer and manufacturer of engineered packaging solutions and engineered component products, DYAX Corp., a biopharmaceutical company, Endocyte, Inc., a biotechnology company, and three privately-held companies. He also serves on the strategic advisory board for Healthcare Royalty Partners, a global healthcare investment firm. Mr. Kozin holds a B.A., with distinction, in economics from Duke University and an M.B.A., with distinction, from The Wharton School, University of Pennsylvania. We believe that Mr. Kozin is qualified to serve on our board due to his nearly 30 years of experience in corporate and business unit strategy consulting, merger and acquisition advisory services, and value management both domestically and internationally.

        Stephen Kraus has served as a member of our board of directors since July 2011. Mr. Kraus has served as an investment professional at Bessemer Venture Partners, a venture capital firm, since 2004 and has been a partner since 2010. He serves on the board of directors of a number of privately-held life sciences companies. He previously served as a member of the board of directors of Verastem, Inc. from November 2010 to November 2012, Sirtris Pharmaceuticals, Inc. from 2005 to 2007 and Restore Medical, Inc. from 2005 to 2008. He holds an M.B.A. from Harvard Business School and a B.A. from Yale University. We believe that Mr. Kraus is qualified to serve on our board of directors due to his experience in the life sciences industry as a venture capitalist and his service on the boards of directors of other life sciences companies.

        Thomas Malley has served as a member of our board of directors since October 2012. Since May 2007, Mr. Malley has served as President of Mossrock Capital, LLC, a private investment firm. From April 1991 to May 2007, Mr. Malley served with Janus Mutual Funds as an analyst for eight years and as a vice president and portfolio manager for the Janus Global Life Sciences Fund for eight years. He serves on the board of directors of Puma Biotechnology, Inc. and Synageva BioPharma Corp. He previously served as a director of Cougar Biotechnology, Inc. from 2007 to 2009. Mr. Malley holds a B.S. in biology from Stanford University and has been a chartered financial analyst since 1994. We believe that Mr. Malley is qualified to serve on our board of directors due to his investment and financial experience in the biotechnology industry and his service on the boards of directors of other life sciences companies.

        Harald F. Stock, Ph.D., has served as a member of our board of directors since February 2013. Dr. Stock is currently the president and chief executive officer of ArjoHuntleigh and executive vice president of the Extended Care Business Area at the Getinge Group, a healthcare and life sciences company. He previously served as chief executive officer of the Grünenthal Group, a German pharmaceutical company, from January 2009 to May 2013. Prior to joining Grünenthal, he served as chairman and managing director of the German DePuy Group, the orthopedics division of Johnson & Johnson, from 2006 until the end of 2008. Dr. Stock serves on the board of directors of the European Federation of Pharmaceutical Industries and Associations (efpia) and a privately-held pharmaceutical company. From May 2011 to October 2012, he was the vice-chairman of the supervisory board of PAION AG, a publicly-traded biopharmaceutical company. Dr. Stock studied chemistry and business administration in the United States, Great Britain and Germany and received a Ph.D. in inorganic chemistry from the University of Heidelberg in 1997. We believe that Dr. Stock is qualified to serve on our board of directors due to his scientific expertise and his experience with global pharmaceutical companies.

        Christoph Westphal, M.D., Ph.D. co-founded our company in April 2011 and has served as a member of our board of directors since July 2011. Dr. Westphal has served as executive chairman of Verastem, Inc., a biopharmaceutical company, since July 2013. Previously, he served as the chief executive officer of Verastem from September 2011 to June 2013, and as a member and chairman of its board of directors from August 2010 to June 2013. He has served as a partner of Longwood Fund, LP, a venture capital investment fund, since 2010. He served as the president of SR One, the corporate venture capital arm of GlaxoSmithKline, from 2010 to 2011. Dr. Westphal has previously been involved in founding a number of biotechnology companies as chief executive officer. Dr. Westphal co-founded Sirtris Pharmaceuticals, Inc. and served as its chief executive officer from 2004 to 2010. He also co-founded Alnara Pharmaceuticals, Inc., Acceleron Pharma, Inc., serving as its chief executive officer in 2003, Alnylam Pharmaceuticals, Inc., serving as its chief executive officer in 2002, and Momenta Pharmaceuticals, Inc., serving as its chief executive officer in 2001. He has also served on the board of directors of numerous private biotechnology companies. Dr. Westphal serves on the Board of Fellows of Harvard Medical School and is a member of the Research Advisory Council at the Massachusetts General Hospital. He holds an M.D. from Harvard Medical School, a Ph.D. in genetics from Harvard University and a B.A. from Columbia University. We believe that Dr. Westphal is qualified to serve on our board of directors due to his experience in the life sciences industry as an entrepreneur and venture capitalist and his service on the boards of directors of other life sciences companies.

        There are no family relationships among any of our directors or executive officers.

Board Composition

        In accordance with the terms of our certificate of incorporation and by-laws, our board of directors is divided into three classes, with each class having as near an equal number of directors as possible. The terms of service of the three classes are staggered so the term of one class of our board of directors expires each year. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our board of directors currently consists of nine members, divided into three classes as follows:

  •
  class I consists of Drs. Stock and Westphal and Mr. Kozin, each with a term expiring at the 2016 annual meeting of stockholders;

  •
  class II consists of Messrs. Aldrich and Kraus and Ms. Fisher, each with a term expiring at the 2014 annual meeting of stockholders; and

  •
  class III consists of Dr. Dipp and Messrs. Capello and Malley, each with a term expiring at the 2015 annual meeting of stockholders.

        Our certificate of incorporation and by-laws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation and by-laws also provide that our directors may be removed only for cause and only by the affirmative vote of the holders of at least 75% of the votes that all of our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Board Determination of Independence

        We determine whether our board members and committee members are independent according to the standards set forth in the Nasdaq Listing Rules. The Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company's audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an "independent director" if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

        Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors determined that none of Messrs. Aldrich, Capello, Kraus, Kozin, and Malley, Ms. Fisher and Drs. Stock and Westphal has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Our board of directors also determined that Dr. Jonathan Tilly, a former member of our board of directors who resigned in January 2014, was independent under the same definition. In making its determination, our board of directors considered the relationships that each such non-employee director has with our company, their beneficial ownership of our outstanding capital stock and all other facts and circumstances our board of directors deemed relevant in determining their independence. In addition, our board of directors determined that all of the members of our board's three standing committees described below are independent, as defined under applicable Nasdaq Listing Rules and, in the case of all members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Board Leadership Structure

        Our board of directors has determined that the roles of chairman of the board and chief executive officer should be separated at the current time. Mr. Aldrich, an independent director, serves as the chairman of the board, and Dr. Dipp has served as our chief executive officer and a director since 2011. Mr. Aldrich's duties as chairman of the board include the following:

  •
  chairing meetings of the independent directors in executive session;

  •
  meeting with any director who is not adequately performing his or her duties as a member of our board or any committee;

  •
  facilitating communications between other members of our board and the chief executive officer;

  •
  preparing or approving the agenda for each board meeting;

  •
  determining the frequency and length of board meetings and recommending when special meetings of our board should be held; and

  •
  reviewing and, if appropriate, recommending action to be taken with respect to written communications from stockholders submitted to our board (see "Board Processes—Communications with Stockholders" below).

        Our board decided to separate the roles of chairman and chief executive officer because it believes that leadership structure offers the following benefits.

  •
  increasing the independent oversight of OvaScience and enhancing our board's objective evaluation of our chief executive officer;

  •
  providing the chief executive officer with an experienced sounding board;

  •
  providing greater opportunities for communication between stockholders and our board; and

  •
  enhancing the independent and objective assessment of risk by our board.

Board Committees

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee operates under a charter that has been approved by our board of directors. Copies of the committee charters are posted on the Investor Relations section of our website, ir.ovascience.com. Our audit committee charter is attached hereto as Appendix B.

Audit Committee

        The responsibilities of the audit committee include:

  •
  appointing, approving the compensation of and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

  •
  reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

  •
  overseeing our internal audit function;

  •
  overseeing our risk assessment and risk management policies;

  •
  establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;

  •
  meeting independently with our internal auditing staff, registered public accounting firm and management;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the audit committee report required by SEC rules.

        The members of the audit committee are Messrs. Capello (Chair) and Malley and Dr. Stock. Our board of directors has determined that each member of the audit committee meets the financial literacy requirement under the applicable Nasdaq Listing Rules and that Mr. Capello is an "audit committee financial expert" as defined in Item 407(d)(5) of Regulation S-K. All members of the audit committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The audit committee met eight times during 2013.

        All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

        The responsibilities of the compensation committee include:

  •
  annually reviewing and approving corporate goals and objectives relevant to our chief executive officer's compensation;

  •
  determining our chief executive officer's compensation;

  •
  reviewing and approving, or making recommendations to our board with respect to, the compensation of our other executive officers;

  •
  overseeing an evaluation of our senior executives;

  •
  overseeing and administering our equity incentive plans; and

  •
  reviewing and making recommendations to our board with respect to director compensation.

        The compensation committee has adopted the following processes and procedures for consideration and determination of executive and director compensation:

  1.
  The compensation committee's independent compensation consultant during fiscal year 2013 was Pearl Meyer and Partners, a national executive compensation consulting firm. Pearl Meyer and Partners is engaged by, and reports directly to, the compensation committee, which has the sole authority to hire or fire Pearl Meyer and Partners and to approve fee arrangements for work performed. Pearl Meyer and Partners assists the compensation committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The compensation committee has authorized Pearl Meyer and Partners to interact with management on behalf of the compensation committee, as needed in connection with advising the compensation committee, and Pearl Meyer and Partners is included in discussions with management and, when applicable, the compensation committee's outside legal counsel on matters being brought to the compensation committee for consideration.

    It is the compensation committee's policy that the chair of the compensation committee or the full compensation committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2013, Pearl Meyer and Partners only did work for the compensation committee. The compensation committee has assessed the independence of Pearl Meyer and Partners pursuant to SEC rules and concluded that Pearl Meyer and Partners' work for the compensation committee does not raise any conflict of interest.

  2.
  Pearl Meyer and Partners was engaged by and reports solely to the compensation committee. The compensation committee has the sole authority to approve the terms of the engagement. Pearl Meyer and Partners did not provide any services to the Company other than executive compensation consulting services during fiscal year 2013.

    In compliance with SEC rules and the corporate governance rules of The NASDAQ Stock Market, Pearl Meyer and Partners provided the compensation committee with a letter addressing each of the six independence factors set forth in those rules. Their responses affirm the independence of Pearl Meyer and Partners and the partners, consultants, and employees who service the compensation committee on executive compensation matters and governance issues.

  3.
  The compensation committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The compensation committee has engaged the services of Pearl Meyer and Partners to review and provide recommendations concerning all of the components of the Company's executive compensation program. Pearl Meyer and Partners performs services solely on behalf of the compensation committee and has no relationship with the Company or management except as it may relate to performing such services. Pearl Meyer and Partners assists the committee in defining the appropriate market of the Company's peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group each year. Pearl Meyer and Partners also assists the committee in benchmarking our director compensation program and practices against those of our peers.

        The members of the compensation committee are Messrs. Kraus and Malley (Chair) and Dr. Stock. Each of the members is independent as defined under the Nasdaq Listing Rules applicable to compensation committee members. The compensation committee met nine times during 2013.

Nominating and Corporate Governance Committee

        The responsibilities of the nominating and corporate governance committee include:

  •
  identifying individuals qualified to become board members;

  •
  recommending to our board the persons to be nominated for election as directors and to each of the board's committees;

  •
  reviewing and making recommendations to the board with respect to management succession planning;

  •
  developing and recommending to the board corporate governance guidelines; and

  •
  overseeing an annual evaluation of the board.

        The members of the nominating and corporate governance committee are Messrs. Aldrich (Chair), Kraus, and Kozin. All members of the nominating and corporate governance committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

        The nominating and corporate governance committee met once during 2013.

Board Meetings and Attendance

        Our board of directors met eight times during 2013. During 2013, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by all committees on which he or she then served.

        Our corporate governance guidelines provide that directors are expected to attend annual meetings. Eight of our directors attended our annual meeting of stockholders in 2013.

Board Processes

Oversight of Risk

        Our board manages its risk oversight function directly and through its committees. Our management is responsible for risk management on a day to day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks; our audit committee oversees risk management activities related to financial controls and legal and compliance risks; our compensation committee oversees risk management activities relating to our compensation policies and practices; and our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. Each committee reports to our board on a regular basis, including reports with respect to the committee's risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss particular risks.

        Our compensation committee has discussed the concept of risk as it relates to our compensation programs, including our executive compensation program. Our compensation committee believes that our compensation programs do not encourage excessive or inappropriate risk taking and that any risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on our company. Our compensation committee believes that any such risks are mitigated by:

  •
  The balanced mix of pay components including base salary, our annual cash incentive bonus program and, for most of our employees, equity awards that vest over multiple years and are intended to motivate employees to take a long-term view of our business, with the exception of our arrangement with Michelle Dipp, M.D., Ph.D., as described more fully in "Executive Compensation" below, which our compensation committee believes aligns Dr. Dipp's interests with those of our stockholders and incentivizes Dr. Dipp to continue to serve as our chief executive officer.

  •
  The structure of our annual cash incentive bonus program, which is based on (i) multiple performance measures to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are somewhat aggressive yet reasonable and should not require undue risk-taking to achieve.

Director Nomination Process

        The process followed by our nominating and corporate governance committee to identify and evaluate director candidates may include requests to board members and others for recommendations, evaluation of the performance on our board and its committees of any existing directors being considered for nomination, consideration of biographical information and background material relating to potential candidates and, particularly in the case of potential candidates that are not then serving on our board, interviews of selected candidates by members of the committee and our board.

        In considering whether to recommend any particular candidate for nomination as a director, our nominating and corporate governance committee applies the criteria set forth in our Corporate Governance Guidelines. Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment, and a commitment to understand our business and industry.

        The nominee biographies under "Matters to be Voted On—Proposal 1: Election of Class II Directors" indicate the experience, qualifications, attributes and skills of each of our current nominees for director that led our nominating and corporate governance committee and our board to conclude each of the nominees should continue to serve as a director of OvaScience. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our board as a whole.

        Our nominating and corporate governance committee does not have a policy (formal or informal) with respect to diversity, but believes that our board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds and consequently considers the value of diversity when selecting nominees. The nominating and corporate governance committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

        Stockholders may recommend individuals for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142,

Attention: Nominating and Corporate Governance Committee. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our by-laws. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications with Stockholders

        Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with the Company through its Investor Relations Department by writing to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, by calling Investor Relations at 617-500-2802, or by sending an e-mail to info@ovascience.com. Additional information about contacting OvaScience is available on the Investor Relations section of our website, which is located at ir.ovascience.com.

        Stockholders and other persons interested in communicating directly with the chairman of the board or with the non-management directors as a group may do so by writing to OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attn: Chairman of the Board.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Related Person Transactions

        Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

        If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," the related person must report the proposed related person transaction to our chief legal officer or, in the event we do not have a chief legal officer, to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the audit committee of our board of directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

        A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

  •
  the related person's interest in the related person transaction;

  •
  the approximate dollar value of the amount involved in the related person transaction;

  •
  the approximate dollar value of the amount of the related person's interest in the transaction without regard to the amount of any profit or loss;

  •
  whether the transaction was undertaken in the ordinary course of our business;

  •
  whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

  •
  the purpose of, and the potential benefits to us of, the transaction; and

  •
  any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

        The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

        In addition to the transactions that are excluded by the instructions to the SEC's related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a direct or indirect material interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

  •
  interests arising solely from the related person's position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual consolidated gross revenues of the other entity that is a party to the transaction; and

  •
  a transaction that is specifically contemplated by provisions of our charter or by-laws.

        The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee in the manner specified in its charter.

Related Person Transactions

Private Placements of Common Stock

        In March 2013, we issued and sold in a private placement an aggregate of 3,888,880 shares of our common stock at a price per share of $9.00 for an aggregate purchase price of approximately $35,000,000. In connection with the private placement, we entered into a registration rights agreement with the purchasers, pursuant to which we agreed to file a resale registration statement on Form S-1 to register such purchaser's shares for resale. The following table sets forth the number of shares of our common stock that we issued to our directors, executive officers, 5% stockholders and their affiliates in this private placement:

Name	Shares of Common Stock
Longwood Fund, LP(1)	419,444
RA Capital Healthcare Fund, LP(2)	133,332
Thomas Malley	50,000
Jeffrey Capello	11,111

(1)
Richard Aldrich, Michelle Dipp, M.D., Ph.D. and Christoph Westphal, M.D., Ph.D., members of our board of directors and holders of more than 5% of our voting securities, are members of the general partner of Longwood Fund, LP.

(2)
Richard Aldrich, a member of our board of directors and a holder of more than 5% of our voting securities, is a limited partner in RA Healthcare Fund, LP and a non-voting member of RA Capital Management, which is the general partner and manager of RA Capital Healthcare Fund, LP.

Public Offering of Common Stock

        In March 2014, we issued and sold an aggregate of 5,518,630 shares of common stock at a price per share of $10.00, pursuant to a shelf registration statement on Form S-3, for an aggregate purchase price of approximately $55,000,000. The following table sets forth the number of shares of our common stock that we issued to our directors, executive officers, 5% stockholders and their affiliates in this registered offering:

Name	Shares of Common Stock
Longwood Fund, LP(1)	100,000

(1)
Richard Aldrich, Michelle Dipp, M.D., Ph.D. and Christoph Westphal, M.D., Ph.D., members of our board of directors and holders of more than 5% of our voting securities, are members of the general partner of Longwood Fund, LP.

Restricted Stock Unit Grants

        On December 5, 2012, we issued a total of 192,308 restricted stock units ("RSUs") to our Chief Executive Officer, Michelle Dipp, M.D., Ph.D., who is also a co-founder of ours. This included a grant of 128,205 RSUs with service-based vesting as follows: 16,025 shares on March 31, 2013 and approximately 16,025 shares each quarter thereafter until December 31, 2014. The fair value of the service-based RSUs is based on the closing price of our common stock on the award date, or $7.80 per share. We also granted Dr. Dipp 64,103 RSUs that will vest only upon the achievement of performance conditions as determined by our board of directors. On March 20, 2013, the board of directors established the 2013 performance criteria for the first tranche of the award and communicated the performance criteria to Dr. Dipp. The grant date stock price of these performance-based RSUs was $10.00 per share. In December 2013, 19,230 performance-based RSUs vested out of a total of 32,051 performance-based RSUs granted. The total fair value of RSUs vested during 2013 (measured on the date of vesting) was $0.8 million.

Scientific Advisory Board Agreement

        Our former director, Dr. Tilly, who resigned from our board of directors in January 2014, is also a member of our scientific advisory board and receives compensation for his participation pursuant to our scientific advisory board agreement with him. The following table sets forth the amount of cash compensation paid to him, as of April 1, 2014, for his membership on our scientific advisory board since July 15, 2011.

Name	Amount
Jonathan Tilly, Ph.D.(1)	$107,967	(2)

(1)
We entered into a scientific advisory board agreement with Dr. Tilly in May 2011, and subsequently amended the agreement in April 2013.

(2)
This amount includes two months from 2012 that were paid in 2013. Dr. Tilly received a rate increase April 1, 2013. He did not receive a payment in September 2013 and has not yet received payment in 2014.

Investor Rights Agreement

        We are a party to an amended and restated investor rights agreement dated March 29, 2012, which we refer to as the investor rights agreement, with certain holders of our common stock, including some of our directors, executive officers and 5% stockholders and their affiliates and entities affiliated with our directors. The investor rights agreement provides these holders various rights, including the right to have us file registration statements covering their shares of common stock issued upon conversion of their preferred stock or request that such shares be covered by a registration statement that we are otherwise filing, the right to receive certain financial information and the right to participate in future equity offerings.

Indemnification

        Our certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent permitted by Delaware law and must advance expenses, including attorneys' fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions. In addition, we have entered into indemnification agreements with our directors.

EXECUTIVE COMPENSATION

Overview

        For 2013, our "named executive officers" were Michelle Dipp, M.D., Ph.D., our president and chief executive officer; Arthur Tzianabos, Ph.D., our chief scientific officer; and Alison Lawton, our former chief operating officer.

        We commenced operations in April 2011 and hired Dr. Dipp in 2011. We hired Dr. Tzianabos and Ms. Lawton in 2013. In 2011, Dr. Dipp did not receive compensation from us for her service as our chief executive officer because of her service as a member of the general partner of Longwood Fund, LP, a venture capital investment fund and one of our principal stockholders. In December 2012, our compensation committee recommended to our board of directors, and our board of directors granted to Dr. Dipp, stock awards designed to align Dr. Dipp's interests with those of our stockholders and incent Dr. Dipp to continue to serve as our chief executive officer. We may in the future determine to compensate her with cash or other compensation for her service as our chief executive officer. The compensation of each of our other named executive officers is based on individual terms approved by our board of directors.

Summary Compensation Table

        The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during 2012 and 2013:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Michelle Dipp, M.D., Ph.D.(2)	2013	—	—	—		—	—		—
Chief Executive Officer	2012	—	—	1,500,000	(3)	1,942,618	—		3,442,618
Alison Lawton(4)	2013	323,077	—	—		4,668,162	10,163	(5)	5,001,402
Former Chief Operating Officer	2012	—	—	—		—	—		—
Arthur Tzianabos, Ph.D.	2013	106,346	—	—		4,245,729	504	(6)	4,352,579
Chief Scientific Officer	2012	—	—	—		—	—		—

(1)
These amounts reflect the grant date fair value of stock options computed in accordance with the provisions of ASC 718. The assumptions that we used to calculate these amount are discussed in Notes 2 and 9 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(2)
Dr. Dipp earned certain portions of performance-based stock units granted in 2012 during 2013. The assumptions used to determine the compensation expense recorded related to the performance-based stock units and other awards are discussed in Notes 2 and 9 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(3)
This amount reflects the grant date fair value of restricted stock units granted to Dr. Dipp in 2012 computed in accordance with the provisions of ASC 718. The assumptions that we used to calculate this amount are discussed in Note 7 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012.

(4)
Ms. Lawton served as our chief operating officer from January 2013 to January 2014.

(5)
This amount reflects the value of a long term disability premium and the 401(k) company match contributions.

(6)
This amount reflects the value of a long term disability premium.

Outstanding Equity Awards at Year End Table

        The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2013.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
						Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
				Option Exercise Price ($/Sh)
					Option Expiration Date
Name	Exercisable	Unexercisable
Michelle Dipp, M.D., Ph.D.	84,828	254,485	(2)	7.80	12/4/2022	197,418	(3)	1,804,401
						64,103	(4)	585,901
						32,052	(5)	292,955
Alison Lawton	—	368,892	(6)	13.50	1/26/2023	—		—
	—	100,300	(7)	14.00	6/6/2023	—		—
Arthur Tzianabos, Ph.D.	—	312,000	(8)	14.27	9/9/2023	—		—
	—	165,000	(9)	8.58	12/4/2023	—		—

(1)
The market value of the stock awards is based on the fair value price of our common stock of $9.14 per share at December 31, 2013.

(2)
This option award has a vesting commencement date of December 31, 2012 and vests in approximately equal quarterly installments through December 2016.

(3)
This stock award vested with respect to 25% of the shares on the issuance date, which was April 5, 2011, and vests with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date.

(4)
This restricted stock unit award has a vesting commencement date of December 31, 2013 and vests in approximately equal quarterly installments through December 2014.

(5)
This restricted stock unit award is the remaining second tranche of Dr. Dipp's award, which will vest on December 31, 2014 upon meeting certain performance-based vesting conditions.

(6)
This option was subsequently modified concurrent with Ms. Lawton's resignation from the company. Vesting was accelerated by twelve days for 92,223 of these options, and she was permitted to exercise such options until January 9, 2015.

(7)
This option was subsequently forfeited in its entirety upon Ms. Lawton's resignation from the company.

(8)
This option award vests with respect to 25% of the shares on the first anniversary of the date of hire, which was September 3, 2013, and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the date of hire. This was issued as an inducement award outside of the 2012 Stock Incentive Plan.

(9)
This option award vests with respect to 25% of the shares on the first anniversary of the date of grant, which was December 5, 2013, and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the date of grant.

 Employment Agreements and Separation Agreements

  Michelle Dipp, M.D., Ph.D.

        In December 2012, in connection with Dr. Dipp's continued employment with us, we entered into an employment agreement with Dr. Dipp. Pursuant to our agreement with Dr. Dipp, we agreed to employ Dr. Dipp as our President and Chief Executive Officer on an at-will basis. Dr. Dipp does not receive cash compensation from us. Pursuant to the terms of our employment agreement with her, in December 2012 we granted Dr. Dipp an option to purchase 339,313 shares of our common stock, all of which vest over time, and restricted stock units in the aggregate amount of 192,308 shares of our common stock, 128,205 of which vest over time and 64,103 of which vest based on the achievement of performance metrics. Dr. Dipp is bound by the terms of agreements covering non-solicitation, non-competition, confidential information and inventions assignment, which, among other things, prevent her from competing with us during the term of her agreement and for a specified time thereafter.

  Arthur Tzianabos, Ph.D.

        In July 2013, in connection with Dr. Tzianabos' continued employment with us, we entered into an employment agreement with Dr. Tzianabos. Pursuant to our agreement with Dr. Tzianabos, we agreed to employ Dr. Tzianabos on an at-will basis. Dr. Tzianabos' 2013 base salary was $350,000 pursuant to the terms of our employment agreement with him. Pursuant to the terms of his employment agreement, he is eligible for an annual bonus of up to 40% of his base salary, as determined by our board of directors in its sole discretion on the achievement of performance goals determined by our chief executive officer in consultation with the board. Dr. Tzianabos is bound by the terms of agreements covering non-solicitation, non-competition, confidential information and inventions assignment, which, among other things, prevent him from competing with us during the term of his agreement and for a specified time thereafter.

  Alison Lawton

        Ms. Lawton resigned from the company in January 2014. In December 2012, in connection with Ms. Lawton's continued employment with us, we entered into an employment agreement with Ms. Lawton. Pursuant to our agreement with Ms. Lawton, we agreed to employ Ms. Lawton on an at-will basis. Ms. Lawton's 2013 base salary was $350,000 pursuant to the terms of our employment agreement with her. Pursuant to the terms of her employment agreement, she was eligible for an annual bonus of up to 50% of her base salary, as determined by our board of directors in its sole discretion on the achievement of performance goals determined by our chief executive officer in consultation with the board. Ms. Lawton is bound by the terms of agreements covering non-solicitation, non-competition, confidential information and inventions assignment, which, among other things, prevent her from competing with us for a specified time after cessation of employment.

        In connection with Ms. Lawton's resignation, we entered into a separation agreement with Ms. Lawton in January 2014. Pursuant to the terms and conditions of the separation agreement, Ms. Lawton was entitled to receive nine months of her gross bi-weekly salary, and she was permitted, for a period of twelve months following her resignation, to exercise previously granted options to purchase 92,223 shares of common stock, and she was permitted to exercise such options until January 9, 2015. Her right to receive the foregoing is subject to, among other obligations, her execution of a standard release of claims against the company.

Potential Payments upon Termination or Change in Control

        Upon execution and effectiveness of a release of claims, each of Dr. Dipp and Dr. Tzianabos will be entitled to severance benefits if we terminate her or his employment without cause, as defined in the employment agreements described above, or Dr. Dipp or Dr. Tzianabos terminates employment with us for good reason, as defined in the employment agreements. If Dr. Tzianabos' employment terminates under these circumstances, absent a change in control, as defined in his employment agreement, we will be obligated for a period of nine months (1) to pay such his base salary, (2) to pay the monthly premiums for COBRA coverage equal to the amount paid for similarly situated employees and (3) to the extent allowed by applicable law and the applicable plan documents, to continue to provide to him all company employee benefit plans and arrangements that he was receiving at the time of termination. If Dr. Dipp's employment terminates under these circumstances, we will be obligated to provide that the stock option and restricted stock unit award subject to time-based vesting granted to her on December 5, 2012 will vest, on the date of such termination, as to the amount that would have vested over the six-month period following such termination.

        If Dr. Tzianabos' employment terminates under these circumstances within 12 months following a change in control, as defined in his employment agreement, in addition to the severance described above, we will be obligated to accelerate in full the vesting of all outstanding equity awards. Upon a change of control, as defined in the employment agreement, the stock option and restricted stock unit award subject to time-based vesting granted to Dr. Dipp on December 5, 2012 will immediately vest on the date of such change of control.

        For a discussion of severance obligations in connection with Ms. Lawton's resignation, see "Executive Compensation—Employment Agreements and Separation Agreements."

401(k) Retirement Plan

        We maintain a defined contribution employee retirement plan for our employees. Our 401(k) plan is intended to qualify as a tax-qualified plan under Section 401 of the Code, so that contributions to our 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. Our 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit, which is $17,500 for 2014. Participants who are at least 50 years old can also make "catch-up" contributions, which in 2014 may be up to an additional $5,500 above the statutory limit. Under our 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan's trustee. Our 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. Beginning in January 2012, we made an employer matching contribution equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of compensation plus (2) 50% of employee deferral contributions up to a deferral rate of an additional 2% of compensation.

 Securities Authorized for Issuance Under Our Equity Compensation Plans

        The following table sets forth information regarding our equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	2,413,237	9.26	371,959
Equity compensation plans not approved by security holders(2)	312,000	14.27	—
Total	2,725,237		371,959

(1)
This plan category consists of our 2012 Stock Incentive Plan.

(2)
This plan category consists of an inducement grant provided to Dr. Arthur Tzianabos, our chief scientific officer, pursuant to the terms of our employment agreement with him.

  Stock Option Agreement with Dr. Tzianabos

        Pursuant to a Stock Option Agreement with Dr. Tzianabos, dated September 10, 2013, Dr. Tzianabos was granted an option to purchase 312,000 shares of Common Stock at a price per share of $14.27, as an inducement material to his entering into employment with us. The grant has a term of ten years and is subject to a vesting schedule of 4 years, with 25% of the shares vesting on September 3, 2014 and 6.25% of the shares vesting each quarter thereafter, subject to his continued employment with the Company.

DIRECTOR COMPENSATION

        Our director compensation program is administered by our board of directors with the assistance of the compensation committee. The compensation committee conducts an annual review of director compensation and makes recommendations to the board with respect thereto.

        Based on the recommendation of our compensation committee, our board of directors adopted a non-employee director compensation policy, effective January 1, 2013. Under the 2013 policy, our non-employee directors were compensated for service on our board of directors as follows in 2013:

  •
  an annual retainer for our non-employee directors for service on our board of directors of $30,000;

  •
  for members of the audit committee, an annual fee of $8,000 ($15,000 for the chair);

  •
  for members of the nominating and corporate governance committee, an annual fee of $3,750 ($7,500 for the chair);

  •
  for members of the compensation committee, an annual fee of $5,000 ($10,000 for the chair);

  •
  to each newly elected director, an initial grant of a stock option to purchase 8,650 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant, which option shall vest monthly over one year; and

  •
  for continuing service on our board of directors, an annual grant of a stock option to purchase 4,448 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant, which option shall vest monthly over one year.

        Subject to the director's continued service as a director, the initial and annual stock option grants vest in approximately equal monthly installments through the first anniversary of the grant date. The initial stock option grants were made on the date of each director's initial appointment or election to the board.

        Under the 2013 policy, we reimbursed our non-employee directors for their reasonable expenses incurred in connection with attending our board of director and committee meetings upon presentation of documentation of such expenses reasonably satisfactory to us.

        The following table sets forth information regarding the total compensation awarded to, earned by or paid to each of our non-employee directors during the year ended December 31, 2013 for their service on our board of directors. Dr. Dipp, our chief executive officer, did not receive any additional compensation for her service as a director during 2013. The compensation that we pay to Dr. Dipp is discussed under "Executive Compensation" above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(6)	Option Awards ($)(7)(8)	All Other Compensation ($)		Total ($)
Richard Aldrich	37,500	—	42,687	—		80,187
Jeffrey D. Capello	45,000	—	42,687	—		87,687
Mary Fisher(1)	17,500	—	125,701	—		143,201
Marc Kozin(2)	—	—	—	—		—
Stephen Kraus	38,750	—	42,687	—		81,437
Thomas Malley	48,000	—	42,687	—		90,687
John Simon(3)	—	—	—	—		—
Harald Stock, Ph.D.(4).	38,521	—	94,902	—		133,423
Jonathan Tilly, Ph.D.(5)	30,000	—	42,687	107,967	(9)	180,654
Christoph Westphal, M.D., Ph.D.	30,000	—	42,687	—		72,687

(1)
Ms. Fisher was elected to our board on June 11, 2013.

(2)
Mr. Kozin was elected to our board on January 10, 2014.

(3)
Mr. Simon resigned from our board on February 21, 2013.

(4)
Dr. Stock was elected to our board on February 8, 2013.

(5)
Dr. Tilly resigned from our board on January 6, 2014.

(6)
As of December 31, 2013, our non-employee directors held the following aggregate number of shares under outstanding stock awards (representing both vested and unvested stock awards):

Name	Number of Shares Underlying Outstanding Stock Awards for Board Service	Number of Shares Underlying Outstanding Stock Awards for Non-Board Service
Richard Aldrich	—	701,926	(1)
Jeffrey D. Capello, Mary Fisher(2), Marc Kozin(3), Stephen Kraus, Thomas Malley, John Simon(4) and Harald Stock(5)	—	—
Jonathan Tilly, Ph.D.(6)	—	701,926	(1)
Christoph Westphal, M.D., Ph.D.	—	701,926	(1)

(1)
In March 2012, Mr. Aldrich and Drs. Tilly and Westphal received restricted stock awards in their role as our founders.

(2)
Ms. Fisher was elected to our board on June 11, 2013.

(3)
Mr. Kozin was elected to our board on January 10, 2014.

(4)
Mr. Simon resigned from our board on February 21, 2013.

(5)
Dr. Stock was elected to our board on February 8, 2013.

(6)
Dr. Tilly resigned from our board on January 6, 2014.

(7)
The amounts in the "Option Awards" column reflect the aggregate grant date fair value of stock options granted during the year computed in accordance with the provisions of ASC 718, excluding the impact of estimated forfeitures related to service-based vesting conditions (which in our case were none). The assumptions that we used to calculate these amounts are discussed in Notes 2 and 9 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(8)
As of December 31, 2013, our non-employee directors held the following aggregate number of shares under outstanding option awards (representing both exercisable and unexercisable option awards, none of which have been exercised):

Name	Number of Shares Underlying Outstanding Stock Options for Board Service	Number of Shares Underlying Outstanding Stock Options for Non-Board Service
Richard Aldrich	4,448	—
Jeffrey D. Capello	17,546	—
Mary Fisher(1)	13,098	—
Marc Kozin(2) and John Simon(3)	—	—
Stephen Kraus	4,448	—
Thomas Malley	17,546	—
Harald Stock, Ph.D(4).	13,098	—
Jonathan Tilly, Ph.D.(5)	4,448	—
Christoph Westphal, M.D., Ph.D.	4,448	—

(1)
Ms. Fisher was elected to our board on June 11, 2013.

(2)
Mr. Kozin was elected to our board on January 10, 2014.

(3)
Mr. Simon resigned from our board on February 21, 2013.

(4)
Dr. Stock was elected to our board on February 8, 2013.

(5)
Dr. Tilly resigned from our board on January 6, 2014.

AUDIT-RELATED MATTERS

Audit Committee Report

        The audit committee of the board of directors of OvaScience, Inc., which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has reviewed OvaScience's audited financial statements for the fiscal year ended December 31, 2013 and discussed them with management and the Company's independent auditors, Ernst & Young LLP, an independent registered public accounting firm.

        The audit committee has received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by Auditing Standard No. 16—Communications with Audit Committees.

        The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the Company's independent registered public accounting firm its independence.

        Based on the review and discussions referred to above, the audit committee recommended to the OvaScience board of directors that the audited financial statements referred to above be included in OvaScience's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

        By the audit committee of the board of directors of OvaScience, Inc.

Jeffrey D. Capello (Chair) Thomas Malley Harald Stock, Ph.D.

Audit Fees and Services

        The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	2013	2012
Audit Fees	$231,000	$511,350
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$231,000	$511,350

Audit Fees

        Audit fees are fees related to professional services rendered in connection with the audit of our annual financial statements, the reviews of the interim financial statements included in each of our quarterly reports on Form 10-Q, the reviews of financial statements included in any registration statements we file with the SEC and other professional services provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees

        Audit-related fees are fees for assurance and related services that are reasonably related to performance of the audit and review of financial statements, and which are not reported under "Audit Fees."

Tax Fees

        Tax fees are fees for professional services for tax compliance, tax advice and tax planning services.

        All of the foregoing accountant services and fees were pre-approved by our audit committee in accordance with the policies and procedures described under "—Policy for Approval of Services" below.

Policy for Approval of Services

        The audit committee of our board of directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless the service is approved in advance by the audit committee. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of services, other than audit, review or attest services, by the independent auditor if the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent auditor during the fiscal year in which the services are provided, such services were not recognized by us at the time of the engagement to be non-audit services, and such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit by the audit committee.

 MATTERS TO BE VOTED ON

Proposal 1: Election of Class II Directors

        At the Annual Meeting, stockholders will vote to elect three class II directors, each to serve a three-year term beginning at the Annual Meeting and ending at our 2017 annual meeting of stockholders. Our board of directors has nominated Messrs. Aldrich and Kraus and Ms. Fisher for election as class II directors at the Annual Meeting.

        Pursuant to our certificate of incorporation and by-laws, our board of directors is divided into three classes, with each class having as nearly as possible an equal number of directors. The term of service of each class of directors is staggered so that the term of one class expires at each annual meeting of the stockholders. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our board of directors currently consists of nine members, divided into three classes as follows:

  •
  class I is comprised of Drs. Stock and Westphal and Mr. Kozin, each with a term ending at the 2016 annual meeting of stockholders;

  •
  class II is comprised of Messrs. Aldrich and Kraus and Ms. Fisher, each with a term ending at the 2014 annual meeting of stockholders; and

  •
  class III is comprised of Dr. Dipp and Messrs. Capello and Malley, each with a term ending at the 2015 annual meeting of stockholders.

        Messrs. Aldrich and Kraus and Ms. Fisher are current directors whose terms expire at the 2014 annual meeting. Messrs. Aldrich and Kraus and Ms. Fisher are each nominated for re-election as a class II director, with a term ending in 2017. A brief biography of each director nominee is set forth starting on page 8 of this proxy statement. You will find information about their stock holdings in OvaScience below under "Ownership of Our Common Stock—Security Ownership of Certain Beneficial Owners and Management."

        Unless contrary instructions are provided, the persons named as proxies will, upon receipt of a properly executed proxy, vote for the election of Messrs. Aldrich and Kraus and Ms. Fisher as class II directors for a term expiring at our 2017 annual meeting of stockholders. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each of the nominees is currently a member of our board. Each of the nominees has indicated his or her willingness to serve on our board of directors, if elected. If any nominee should be unable to serve, proxies may be voted for a substitute nominee designated by our board. We do not contemplate that any of the nominees will be unable to serve if elected.

Board Recommendation

        Our board of directors recommends that you vote FOR the election of each of the nominees as a class II director.

 Proposal 2: Approval of the 2012 Stock Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended

        In March 2012, prior to our becoming a publicly traded company, our board of directors and our stockholders approved the 2012 Stock Incentive Plan (the "2012 Stock Incentive Plan"). Under pertinent IRS regulations, grants made to "Covered Employees" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally the executive officers named in the Summary Compensation Table on page 21) under the 2012 Stock Incentive Plan prior to the

Annual Meeting (the "Reliance Period") are not subject to the cap on our tax deduction imposed by Section 162(m) of the Code with respect to compensation in excess of $1,000,000 per Covered Employee in any year.

        At the Annual Meeting, our stockholders will be asked to approve our 2012 Stock Incentive Plan in order that certain grants made after the approval by our stockholders of this Proposal No. 2 to Covered Employees under the 2012 Stock Incentive Plan, including non-qualified stock options, restricted stock and other stock-based awards subject to performance-based vesting or grant, may in the discretion of the Compensation Committee, qualify after the Reliance Period as "performance-based compensation" under Section 162(m) of the Code and therefore be exempt from the cap on our tax deduction imposed by Section 162(m) of the Code. The 2012 Stock Incentive Plan specifies the objective performance measures which the Compensation Committee may choose from as the basis for granting, and/or vesting of "performance-based" equity compensation. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of our 2012 Stock Incentive Plan.

        The 2012 Stock Incentive Plan is structured to comply with the requirements imposed by Section 162(m) of the Code and related regulations in order to preserve, to the extent desirable, the tax deduction available to us for awards made under our 2012 Stock Incentive Plan to Covered Employees. Section 162(m) of the Code generally denies a public corporation a deduction for compensation in excess of $1,000,000 paid to each of its Covered Employees unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Although we have not approached the $1,000,000 compensation level for any of our Covered Employees, we believe that it is in the best interests of us and our stockholders to structure the 2012 Stock Incentive Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is desirable to do so. We believe it is prudent to have the flexibility to maximize tax deductibility if the Section 162(m) of the Code exception becomes relevant. In order to qualify as performance-based compensation, the compensation paid under a plan to Covered Employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based compensation exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. Material terms include: (a) the employees eligible to receive compensation; (b) a description of the business criteria on which any performance goals are based; and (c) either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met. The 2012 Stock Incentive Plan provisions regarding eligibility and the maximum amount of compensation that may be granted during any calendar year are described below under "Eligibility and Limitations on Grants" and the performance goals are described below under "Performance Measures."

        The material features of the 2012 Stock Incentive Plan are:

  •
  The number of shares of our common stock that are reserved for issuance under the 2012 Stock Incentive Plan is 3,066,065.

    We are not currently asking our stockholders to approve an increase in the number of shares reserved for issuance under the plan.

  •
  The plan contains an "evergreen provision" which allows for an automatic annual increase in the number of shares available for issuance under the plan on January 1 of each year. The annual increase in the number of shares shall be equal to the lesser of:

  •
  975,000 shares;

  •
  4% of our outstanding shares on the first day of the fiscal year; or

    •
    an amount determined by our board of directors.

  •
  Shares issued under the plan may consist in whole or in part of authorized but unissued shares or treasury shares. The shares underlying any awards that expire, terminate, or are otherwise surrendered, canceled, forfeited or repurchased by us are added back to the shares available for issuance under the plan.

  •
  The award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards is permitted.

  •
  Stockholder approval may be required to comply with applicable law or stock market requirements and we may not, without stockholder consent, amend, cancel or take any action under the 2012 Stock Incentive Plan that constitutes a "repricing" within the meaning of The Nasdaq Stock Market rules.

  •
  Our Compensation Committee administers the 2012 Stock Incentive Plan and, subject to any limitations in the 2012 Stock Incentive Plan, selects the recipients of awards and determines (1) the number of shares of our common stock covered by options and the dates upon which the options become exercisable; (2) the type of options to be granted; (3) the duration of options, which may not be in excess of ten years; (4) the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and (5) the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        Each executive officer is an eligible participant under the 2012 Stock Incentive Plan and has an interest in this proposal. Based solely on the closing price of our common stock as reported on The Nasdaq Global Market on April 25, 2014 of $8.01 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the 2012 Stock Incentive Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the 2012 Stock Incentive Plan is $24.6 million.

        Our board of directors believes that it is important to maintain our flexibility to make awards to Covered Employees after the Reliance Period and to preserve our tax deduction for such awards that qualify as "performance-based compensation" under Section 162(m) of the Code.

Summary of the 2012 Stock Incentive Plan

        The following is a summary of the terms of the 2012 Stock Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2012 Stock Incentive Plan, which is attached as Appendix A to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the 2012 Stock Incentive Plan.

        Plan Administration.    Our Compensation Committee administers the 2012 Stock Incentive Plan and, subject to any limitations in the 2012 Stock Incentive Plan, selects the recipients of awards and determines (1) the number of shares of our common stock covered by options and the dates upon which the options become exercisable; (2) the type of options to be granted; (3) the duration of options, which may not be in excess of ten years; (4) the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and (5) the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

        Eligibility and Limitations on Grants.    Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2012 Stock Incentive Plan, including our eleven directors and executive officers, of which eight are non-employee directors. However, incentive stock options may only be granted to our employees. Approximately 40 individuals are eligible to participate in the 2012 Stock Incentive Plan. The maximum number of shares of our common stock with respect to which awards may be granted to any participant under the 2012 Stock Incentive Plan is 1,000,000 per calendar year. For purposes of this limit on the maximum number of shares that may be awarded to any participant, the combination of an option in tandem with a stock appreciation right will be treated as a single award.

        Performance Measures.    For certain awards granted under the 2012 Stock Incentive Plan to a Covered Employee that are designed to qualify as "performance-based compensation" under Section 162(m) of the Code, the 2012 Stock Incentive Plan provides that a committee composed of two or more outside directors as defined under Section 162(m) of the Code must make performance-based awards that may require that the degree of granting, vesting, and/or payout of such awards be conditioned on the satisfaction of performance criteria related to the following objectives of OvaScience: scientific progress, product development progress, business development progress, net income/(loss) and earnings/(loss) before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit/(loss) before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, financings (issuance of debt or equity), refinancings, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return. Such awards may be based on absolute entity or business unit performance compared to peer group performance, or other external measure of the performance criteria. The committee may adjust performance measures to exclude one or more of: (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (vi) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring programs. Such performance measures: (i) may vary by participant and may be different for different awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the committee; and (iii) shall be set by the committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code.

        Stock Options.    The 2012 Stock Incentive Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2012 Stock Incentive Plan will be non-qualified options if they are granted to a participant who is not an employee of the company or otherwise fail to qualify as incentive options including or exceeding the $100,000 annual vesting limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of our common stock on the date of grant.

        The term of each option will be fixed by our Compensation Committee unless delegated to an officer and may not exceed ten years from the date of grant. Our Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our board of directors. Options may be exercised in whole or in part with written notice to us.

        Stock Appreciation Rights.    Our Compensation Committee may award grants consisting of stock appreciation rights, entitling the holder to receive an amount of common stock or cash, or a combination thereof. The amount shall be determined by reference to the measurement price, which shall be set by the Compensation Committee and shall not be less than 100% of the fair market value on the date the right is granted.

        Each stock appreciation right shall be exercisable at such times and subject to such terms and conditions as the Compensation Committee may specify in the stock appreciation rights agreement. Stock appreciation rights may be exercised by delivery to the Company of a notice in a form approved by the Company, together with any other documents required. No stock appreciation rights will be granted with a term in excess of ten years.

        Restricted Stock and Restricted Stock Units.    Our board of directors may award shares to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals described above and/or continued employment with us through a specified restricted period.

        Stock-Based Awards.    Our Compensation Committee may award other stock-based awards valued by reference to or otherwise based on shares of common stock or other property subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals described above and/or continued employment with us through a specified restricted period.

        Tax Withholding.    Participants in the 2012 Stock Incentive Plan are responsible for the payment of any Federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant's compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee, by transferring to us shares having a value equal to the amount of such taxes.

        Change in Control Provisions.    The 2012 Stock Incentive Plan provides that upon a merger or other reorganization event, our board of directors may, in its sole discretion, take any one or more of the following actions, as to awards other than restricted stock: (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation (or an affiliate thereof); (ii) upon written notice to a participant, provide that all of the participant's unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant; (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event; (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the organization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; (v) provide that, in connection with a liquidation or dissolution of the Company, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and (vi) any combination of the foregoing.

        Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of the successor company and will, unless the board of directors determines otherwise, apply to the cash, securities or other property into which the common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock; provided, however, that the board of directors may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving a liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any restricted stock or any other agreement between a participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

        Amendments and Termination.    Our board of directors may amend, suspend or terminate the 2012 Stock Incentive Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements. While our common stock is listed on the NASDAQ Stock Market, we may not, without stockholder consent, amend, cancel or take any action under the 2012 Plan that constitutes a "repricing" within the meaning of the rules of the Nasdaq Stock Market.

Duration of 2012 Stock Incentive Plan

        The 2012 Stock Incentive Plan will terminate on March 27, 2022.

Federal Income Tax Considerations

        The material Federal income tax consequences of the issuance and exercise of stock options and other awards under the 2012 Stock Incentive Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2012 Stock Incentive Plan are exempt from or comply with, the rules under Section 409A of the Code related to non-qualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income" of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee's compensation income.

An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:
With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:
The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

 Limitation on Our Deductions

        As a result of Section 162(m) of the Code, our deduction for certain awards under the 2012 Stock Incentive Plan may be limited to the extent that a Covered Employee receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the current 2012 Stock Incentive Plan through the Reliance Period are exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal No. 2, grants under the 2012 Stock Incentive Plan may be structured to qualify as performance-based compensation.

Board Recommendation

        Our board of directors recommends that you vote FOR the approval of our 2012 Stock Incentive Plan for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended.

 Proposal 3: Ratification of Appointment of Independent Auditors

        The audit committee of our board has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditors for the current fiscal year. Ernst & Young LLP has served as our independent auditors since January 2012. Although stockholder approval of the appointment of Ernst & Young LLP is not required by law, our audit committee believes it is advisable and has decided to give our stockholders the opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee may reconsider this appointment.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.

Board Recommendation

        Our board of directors recommends that you vote FOR the ratification of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2014.

OWNERSHIP OF OUR COMMON STOCK

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of April 1, 2014, certain information concerning the beneficial ownership of our capital stock by:

  •
  each director;

  •
  each named executive officer;

  •
  all of our executive officers and directors as a group; and

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 1, 2014 and restricted stock units that will vest within 60 days of April 1, 2014 are considered outstanding and beneficially owned by the person holding the options or restricted stock units, as applicable, for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The inclusion of any shares in this table does not constitute an admission of beneficial ownership by the person named below.

Name and Address of Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percentage of Common Stock Beneficially Owned(3)
Directors and Executive Officers
Michelle Dipp, M.D., Ph.D.	4,695,722	(4)	19.4%
Arthur Tzianabos, Ph.D.	1,000	(5)	*
Alison Lawton	92,223	(6)	*
Richard Aldrich	4,531,424	(7)	18.7%
Jeffrey D. Capello	28,286	(8)	*
Mary Fisher	12,006	(9)	*
Marc Kozin	9,983	(10)	*
Stephen Kraus	4,077	(11)	*
Thomas Malley	98,994	(12)	*
Harald Stock, Ph.D.	12,727	(13)	*
Christoph Westphal, M.D., Ph.D.	4,531,425	(14)	18.7%
All executive officers and directors as a group (11 persons)	6,366,147	(15)	26.3%
5% Stockholders
Longwood Fund, L.P. 800 Boylston Street, Suite 1555 Boston, MA 02199	3,820,571	(16)	15.8%
Entities affiliated with Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538	2,392,034	(17)	9.9%
Entities affiliated with Deerfield Management Company 780 Third Avenue, 37th Floor New York, NY 10017	1,791,626	(18)	7.4%
Entities affiliated with Fidelity Investments 82 Devonshire Street, V13H Boston, MA 02109	1,368,559	(19)	5.7%
Entities affiliated with Adage Capital Partners GP, LLC 200 Clarendon Street, 52nd Floor Boston, MA 02116	1,311,533	(20)	5.4%

*
Less than 1%.

(1)
Unless otherwise indicated, the address of such individual is c/o OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142.

(2)
Applicable number of shares of stock beneficially owned is calculated as of April 1, 2014.

(3)
Applicable percentage ownership is based on 24,167,656 shares of our common stock outstanding as of April 1, 2014.

(4)
Consists of (a) 769,116 shares of common stock held by Dr. Dipp, (b) 3,820,571 shares of common stock held by Longwood Fund, L.P. and (c) options to purchase an aggregate of 106,035 shares of common stock held by Dr. Dipp that are exercisable within 60 days of April 1, 2014. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P. are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC.

(5)
Consists of common stock held by Dr. Tzianabos. No options to purchase shares of common stock held by Dr. Tzianabos will become exercisable within 60 days of April 1, 2014.

(6)
Consists of options to purchase shares of common stock held by Ms. Lawton that are exercisable within 60 days of April 1, 2014.

(7)
Consists of (a) 531,295 shares of common stock held directly by Mr. Aldrich, (b) 175,481 shares of common stock held by Richard H. Aldrich Irrevocable Trust of 2011, (c) options to purchase an aggregate of 4,077 shares of common stock held by Mr. Aldrich that are exercisable within 60 days of April 1, 2014 and (d) 3,820,571 shares of common stock held by Longwood Fund, L.P. The trustee of the Richard H. Aldrich Irrevocable Trust of 2011 is Mr. Aldrich's wife, Nicole Aldrich, and she exercises sole voting and investment power over the shares of record held by the trust. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC.

(8)
Consists of (a) 11,111 shares of common stock held by Mr. Capello and (b) options to purchase an aggregate of 17,175 shares of common stock held by Mr. Capello that are exercisable within 60 days of April 1, 2014.

(9)
Consists of options to purchase shares of common stock held by Ms. Fisher that are exercisable within 60 days of April 1, 2014.

(10)
Consists of (a) 8,000 shares of common stock held by Mr. Kozin and (b) options to purchase an aggregate of 1,183 shares of common stock held by Mr. Kozin that are exercisable within 60 days of April 1, 2014.

(11)
Consists of options to purchase an aggregate of 4,077 shares of common stock held by Mr. Kraus that are exercisable within 60 days of April 1, 2014. Mr. Kraus serves as an employee of Bessemer Venture Partners, the management company affiliate of the Bessemer Venture Partner Entities (as defined below) that hold 2,392,034 shares of common stock, as described below. Mr. Kraus has no voting or dispositive power with respect to the shares held by the Bessemer Venture Partner Entities and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(12)
Consists of (a) 81,819 shares of common stock held by Mr. Malley and (b) options to purchase an aggregate of 17,175 shares of common stock held by Mr. Malley that are exercisable within 60 days of April 1, 2014.

(13)
Consists of (a) 4,500 shares of common stock held by Mr. Stock and options to purchase an aggregate of 12,727 shares of common stock held by Dr. Stock that are exercisable within 60 days of April 1, 2014.

(14)
Consists of (a) 706,777 shares of common stock held by Dr. Westphal, (b) options to purchase an aggregate of 4,077 shares of common stock held by Dr. Westphal that are exercisable within 60 days of April 1, 2014 and (c) 3,820,571 shares of common stock held by Longwood Fund, L.P. The general partner of Longwood Fund, L.P. is Longwood Fund GP, LLC. Voting and investment power with respect to the shares held by Longwood Fund, L.P. are vested in Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., the managers of Longwood Fund GP, LLC.

(15)
For the purposes of calculating the shares beneficially owned by all directors and officers as a group, the 3,820,571 shares of common stock held by Longwood Fund, L.P, which are reported as beneficially owned by each of Dr. Dipp, Mr. Aldrich and Dr. Westphal, have been included in the calculation only once.

(16)
This information is based solely on a Schedule 13D/A filed with the Securities and Exchange Commission on or about March 19, 2014. Longwood Fund GP, LLC (the "General Partner") is the general partner of Longwood Fund, L.P. and exercises voting and investment power with respect to securities owned directly by Longwood Fund, L.P. Richard Aldrich, Michelle Dipp, M.D., Ph.D., and Christoph Westphal, M.D., Ph.D., are the managers of the General Partner and share voting and dispositive power with respect to the securities held by Longwood Fund, L.P. The General Partner disclaims beneficial ownership of the securities owned directly by Longwood Fund, L.P. and this proxy statement and annual report shall not be deemed an admission that the General Partner is the beneficial owner of such securities, except to the extent of its pecuniary interest therein.

(17)
This information is based solely on a Schedule 13D/A filed with the Securities and Exchange Commission on or about May 2, 2013. Consists of (a) 765,451 shares of common stock held by Bessemer Venture Partners VII L.P. ("BVP VII"), (b) 334,885 shares of common stock held by Bessemer Venture Partners VII Institutional L.P. ("BVP Institutional") and (c) 1,291,698 shares of common stock held by BVP Special Opportunity Fund L.P. ("BVP Special Opportunity" and together with BVP Institutional and BVP VII, the "Bessemer Venture Partner Entities"). Deer VII & Co. L.P. ("Deer L.P.") is the general partner of the Bessemer Venture Partner Entities. Deer VII & Co. Ltd. is the general partner of Deer L.P. J. Edmund Colloton, David J. Cowan, Byron B. Deeter, Robert P. Goodman, Jeremy S. Levine and Robert M. Stavis are the directors of Deer VII & Co. Ltd. and share voting and dispositive power over the shares of stock held by the Bessemer Venture Partner Entities. Each of Mr. Colloton, Mr. Cowan, Mr. Deeter, Mr. Goodman, Mr. Levine and Mr. Stavis disclaims beneficial ownership of the shares identified in this footnote except as to his or her respective pecuniary interest in such shares.

(18)
This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on or about March 11, 2014. Consists of (a) 976,226 shares of common stock held by Deerfield Special Situations Fund, L.P., (b) 792,300 shares of common stock held by Deerfield Special Situations International Master Fund, L.P., (c) 13,005 shares of common stock held by Deerfield International Master Fund, L.P. and (d) 10,095 shares of common stock held by Deerfield Partners, L.P. (collectively "Deerfield Management Companies"). J.E. Flynn Captal, LLC is the general partner for Deerfield Mgmt, L.P. Flynn Management LLC is the general partner for Deerfield Management Company, L.P. and Deerfield Mgmt, L.P. and J.E. Flynn Capital, LLC are the general partners for each of Deerfield Partners, L.P., Deerfield Special Situations Fund, L.P., Deerfield International Master Fund, L.P., and Deerfield Special Situations International Master Fund, L.P.

(19)
This information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on or about February 14, 2014. All 1,368,559 shares of common stock are beneficially owned by FMR LLC. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,012,559 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 1,012,559 shares owned by the funds. The ownership of one investment company, Fidelity Series Opportunities Insight Fund, amounted to 1,012,559 shares of common stock. Fidelity SelectCo, LLC ("SelectCo"), a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 225,100 shares of common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "SelectCo Funds"). Edward C. Johnson 3d and FMR LLC, through its control of SelectCo, and the SelectCo Funds each has sole power to dispose of the 225,100 owned by the SelectCo Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 130,900 shares of common stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 130,900 shares and sole power to vote or to direct the voting of 130,900 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

(20)
This information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on or about March 21, 2014. Consists of shares of common stock held by Adage Capital Partners, L.P., Adage Capital Partners GP, L.L.C. and Adage Capital Advisors, L.L.C. (collectively "Adage Group"). Adage Capital Partners GP, L.L.C. is the general partner of Adage Capital Partners, L.P. and Adage Capital Advisors, L.L.C. and Robert Atchinson are managing members of Adage Capital Partners, L.P.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to 2013.

 OTHER MATTERS

        Our board of directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting

        Proposals of stockholders intended to be presented at the 2015 annual meeting of the stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act, and stockholder-submitted nominees for directors, must be received by our Secretary in writing at our principal offices, OvaScience, Inc., 215 First Street, Suite 240, Cambridge, Massachusetts 02142, Attention: Investor Relations, no later than December 31, 2014, in order to be included in the proxy statement and proxy card relating to that meeting.

        If a stockholder wishes to present a proposal at our 2015 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must give written notice to the Secretary of the Company at our principal executive offices at the address noted above. The Secretary must receive such notice no earlier than February 13, 2015 and no later than March 15, 2015, provided that if the date of the 2015 annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the Annual Meeting, such notice must instead be received by the Secretary no earlier than the 120th day prior to the 2015 annual meeting and not later than the later of (i) the 90th day prior to the 2015 annual meeting and (ii) the tenth day following the day on which notice of the date of the 2015 annual meeting was mailed or public disclosure of the date of the 2015 annual meeting was made, whichever occurs first.

Appendix A

OVASCIENCE, INC.

2012 Stock Incentive Plan

1.    Purpose

        The purpose of this 2012 Stock Incentive Plan (the "Plan") of OvaScience, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.    Eligibility

        All of the Company's employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), or any successor form) are eligible to be granted Awards under the Plan. Each person who is granted an Award under the Plan is deemed a "Participant." "Award" means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3.    Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or officers.

        (c)    Delegation to Officers.    To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the

"Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act). The Board may not delegate authority under this Section 3(c) to grant Restricted Stock, unless Delaware law then permits such delegation.

4.    Stock Available for Awards

        (a)    Number of Shares; Share Counting.

          (1)    Authorized Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of shares of common stock, $0.001 par value per share, of the Company (the "Common Stock") as is equal to the sum of:

            (A)  the number of shares of Common Stock (up to 2,132,875 shares) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company's 2011 Stock Incentive Plan (the "Existing Plan") that remain available for grant under the Existing Plan immediately prior to the earlier of (A) the date on which the Company's registration statement on Form 10 becomes effective or (B) the closing of the Company's initial public offering and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus

            (B)  an annual increase to be added on the first day of each of the fiscal year beginning with the fiscal year ending December 31, 2013, and on each anniversary thereof until the expiration of the Plan equal to the lesser of (i) 975,000 shares of Common Stock, (ii) 4% of the outstanding shares on such date or (iii) an amount determined by the Board.

        Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (2)    Share Counting.    For purposes of counting the number of shares available for the grant of Awards under the Plan:

            (A)  all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a "Tandem SAR"), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other's exercise will not restore shares to the Plan;

            (B)  if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

            (C)  shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards.

        (b)    Section 162(m) Per-Participant Limit.    Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award. The per Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder ("Section 162(m)").

        (c)    Substitute Awards.    In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.    Stock Options

        (a)    General.    The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

        (b)    Incentive Stock Options.    An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of OvaScience, Inc., any of OvaScience, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option." The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

        (c)    Exercise Price.    The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement. The exercise price shall be not less than 100% of the Fair Market Value (as defined below) per share of Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date. "Fair Market Value" of a share of Common Stock for purposes of the Plan will be determined as follows: (a) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant (or other date for which a determination is being made), or (b) if the Common Stock does not trade on any such exchange, the average of the closing bid and ask prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant (or other date for which a determination is being made); or (c) if the Common Stock is not publicly traded, the Board will determine the Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Section 409A of the Code, except as the Board may expressly determine otherwise. For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and ask prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of "closing sale price" or "bid and ask prices" if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A of Code. The Board has sole discretion to determine the Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants' agreement that the Board's determination is conclusive and binding even though others might make a different determination.

        (d)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

        (e)    Exercise of Options.    Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

        (f)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)   in cash or by check, payable to the order of the Company;

          (2)   except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3)   to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

          (4)   to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of "net exercise" to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

          (5)   to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

          (6)   by any combination of the above permitted forms of payment.

        (g)    Limitation on Repricing.    If the Common Stock is listed on the NASDAQ Stock Market, unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

6.    Stock Appreciation Rights

        (a)    General.    The Board may grant Awards consisting of stock appreciation rights ("SARs") entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a share of Common Stock over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

        (b)    Measurement Price.    The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Fair Market Value on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

        (c)    Duration of SARs.    Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

        (d)    Exercise of SARs.    SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

        (e)    Limitation on Repricing.    If the Common Stock is listed on the NASDAQ Stock Market, unless such action is approved by the Company's stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current Fair Market Value, other than pursuant to Section 9, or (4) take any other action under the Plan that constitutes a "repricing" within the meaning of the rules of the NASDAQ Stock Market.

7.    Restricted Stock; Restricted Stock Units

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock ("Restricted Stock"), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests ("Restricted Stock Units") (Restricted Stock and Restricted Stock Units are each referred to herein as a "Restricted Stock Award").

        (b)    Terms and Conditions for All Restricted Stock Awards.    The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

        (c)    Additional Provisions Relating to Restricted Stock.

          (1)    Dividends.    Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock ("Accrued Dividends") shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

          (2)    Stock Certificates.    The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. "Designated Beneficiary" means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death or (ii) in the absence of an effective designation by a Participant, the Participant's estate.

        (d)    Additional Provisions Relating to Restricted Stock Units.

          (1)    Settlement.    Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of one share of Common Stock. The Board may, in its discretion, provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

          (2)    Voting Rights.    A Participant shall have no voting rights with respect to any Restricted Stock Units.

          (3)    Dividend Equivalents.    The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock ("Dividend Equivalents"). Dividend Equivalents may be paid currently or credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

8.    Other Stock-Based Awards

        (a)    General.    Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants ("Other Stock-Based-Awards"). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

        (b)    Terms and Conditions.    Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9.    Adjustments for Changes in Common Stock and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimit set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (b)    Reorganization Events.

          (1)    Definition.    A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock.

            (A)  In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant's unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the "Acquisition Price"), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

            (B)  Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a "change in control event", then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a "change in control event" as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a "change in control event" as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9 (b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

            (C)  For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

          (3)    Consequences of a Reorganization Event on Restricted Stock.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company's successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10.    General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option or Awards subject to Section 409A of the Code, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except with respect to Awards subject to Section 409A of the Code, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

        (f)    Amendment of Award.    The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant's consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant's rights under the Plan or (ii) the change is permitted under Section 9.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

        (i)    Performance Awards.

          (1)    Grants.    Restricted Stock Awards and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 10(i) ("Performance Awards"). Subject to Section 10(i)(4), no Performance Awards shall vest prior to the first anniversary of the date of grant.

          (2)    Committee.    Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as "performance-based compensation" under Section 162(m) ("Performance-Based Compensation") shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as "performance-based compensation" under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). "Covered Employee" shall mean any person who is, or whom the Committee, in its discretion, determines may be, a "covered employee" under Section 162(m)(3) of the Code.

        (3)    Performance Measures.    For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles ("GAAP") or on a non-GAAP basis, as determined by the Committee: scientific progress, product development progress, business development progress, net income/(loss), earnings/(loss) before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit/(loss) before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, financings (issuance of debt or equity), refinancings, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset, (vi) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

        (4)    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

        (5)    Other.    The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

11.    Miscellaneous

        (a)    No Right To Employment or Other Status.    No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date the Plan is approved by the Company's stockholders (the "Effective Date"). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company's stockholders approve such amendment in the manner required by Section 162(m); and (ii) if the Company's common stock is listed on the NASDAQ Stock Market, no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be made effective unless and until the Company's stockholders approve such amendment. In addition, if at any time the approval of the Company's stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

        (e)    Authorization of Sub-Plans (including for Grants to non-U.S. Employees).    The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

        (f)    Compliance with Section 409A of the Code.    Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes "nonqualified deferred compensation" within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of "separation from service" (as determined under Section 409A of the Code) (the "New Payment Date"), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

        The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

        (g)    Limitations on Liability.    Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the Board's approval) arising out of any act or omission to act concerning the Plan unless arising out of such person's own fraud or bad faith.

        (h)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Appendix B

OVASCIENCE, INC.

Audit Committee Charter

A. Purpose

        The purpose of the Audit Committee of the Board of Directors (the "Board") of OvaScience, Inc. (the "Company") is to assist the Board's oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

B. Structure and Membership

        1.    Number.    If the Company's securities are listed on the NASDAQ Stock Market, except as otherwise permitted by the applicable NASDAQ rules, the Audit Committee shall consist of at least three members of the Board. If the Company's securities are not listed on the NASDAQ Stock Market, Audit Committee shall consist of at least two members of the Board.

        2.    Independence.    If the Company's securities are listed on the NASDAQ Stock Market, except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be an "independent director" as defined by NASDAQ Rule 5605(a)(2), meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

        3.    Financial Literacy.    Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At any time after the Company has become subject to the reporting requirements under the Exchange Act, unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

        4.    Chair.    Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

        5.    Compensation.    The compensation of Audit Committee members shall be as determined by the Board. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board or of a committee of the Board.

        6.    Selection and Removal.    Members of the Audit Committee shall be appointed by the Board, upon the recommendation of the Nominating and Corporate Governance Committee. The Board may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

  General

        The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the Company's registered public accounting firm (the "independent auditor"), in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining adequate internal control over financial reporting. The independent auditor is responsible for auditing the Company's financial statements and the Company's internal control over financial reporting and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's reports.

  Oversight of Independent Auditor

        1.    Selection.    The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

        2.    Independence.    The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. At any time after the Company has become subject to the reporting requirements under the Exchange Act, in connection with this responsibility, the Audit Committee shall obtain and review the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding the independent auditor's communications with the Audit Committee concerning independence. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

        3.    Compensation.    The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

        4.    Preapproval of Services.    The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

        5.    Oversight.    The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

  •
  critical accounting policies and practices;

  •
  alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  •
  other material written communications between the independent auditor and Company management.

  Audited Financial Statements

        6.    Review and Discussion.    At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the PCAOB.

        7.    Recommendation to Board Regarding Financial Statements.    At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall consider whether it will recommend to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

        8.    Audit Committee Report.    At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

  Review of Other Financial Disclosures

        9.    Independent Auditor Review of Interim Financial Statements.    The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

  Controls and Procedures

        10.    Oversight.    At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall coordinate the Board's oversight of the Company's internal control over financial reporting, disclosure controls and procedures and code of conduct. At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall receive and review the reports of the principal executive officer and the principal financial officer required by Rule 13a-14 under the Exchange Act.

        11.    Risk Management.    The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled.

        12.    Procedures for Complaints.    The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        13.    Oversight of Related Person Transactions.    At any time after the Company has become subject to the reporting requirements under the Exchange Act, the Audit Committee shall review the Company's policies and procedures for reviewing and approving or ratifying "related person transactions" (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including the Company's Related Person Transaction Policy, and recommend any changes to the Board. In accordance with the Company's Related Person Transaction Policy and NASDAQ rules, the Audit Committee shall conduct appropriate review and oversight of all related person transactions for potential conflict of interest situations on an ongoing basis.

        14.    Additional Duties.    The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D. Procedures and Administration

        1.    Meetings.    The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management; and (iii) the Company's internal auditors, if any. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

        2.    Subcommittees.    The Audit Committee may form and delegate authority to one or more subcommittees, as it deems appropriate from time to time under the circumstances (including a subcommittee consisting of a single member). Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

        3.    Reports to Board.    The Audit Committee shall report regularly to the Board.

        4.    Charter.    At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

        5.    Independent Advisors.    The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

        6.    Investigations.    The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

        7.    Funding.    The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

        8.    Self Evaluation.    The Audit Committee shall periodically evaluate its own performance.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 12, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 12, 2014. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. OVASCIENCE, INC. 215 FIRST STREET, SUITE 240 CAMBRIDGE, MA 02142 ATN: THERESA MCNEELY M74148-P52776-Z63252 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. OVASCIENCE, INC. For All Withhold All For All Except The Board of Directors recommends you vote FOR each of the Class II Director nominees: ! ! ! 1. Election of Class II Directors Nominees: 01) Richard Aldrich 02) Stephen Kraus 03) Mary Fisher The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! 2. To approve our 2012 Stock Incentive Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended. ! ! ! 3. To ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditors of OvaScience for the fiscal year ending December 31, 2014. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. M74149-P52776-Z63252 OVASCIENCE, INC. 2014 Annual Meeting of Stockholders To be held Friday, June 13, 2014 at 9:00 a.m., Eastern Time This proxy is solicited by the Board of Directors The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints each of Michelle Dipp, M.D., Ph.D. and Arthur Tzianabos, Ph.D. (each with full power of substitution), as Proxies of the undersigned, to attend the annual meeting of stockholders of OvaScience to be held at 9:00 a.m. Eastern Time, on Friday, June 13, 2014, at the Athenaeum Building, 215 First Street, Seminar Room, First Floor, Cambridge, Massachusetts 02142, and any adjourned or postponed session thereof, and there to vote and act as indicated upon the matters on the reverse side in respect to all shares of common stock which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present. You can revoke your proxy at any time before it is voted at the annual meeting (i) by submitting another properly completed proxy bearing a later date; (ii) by giving written notice of revocation to the Secretary of OvaScience; (iii) if you submitted a proxy through the Internet or telephone, by submitting a proxy again through the Internet or by telephone prior to the close of the Internet voting facility or the telephone voting facility; or (iv) by voting in person at the annual meeting. If you hold any of the shares of common stock in a fiduciary, custodial or joint capacities, this proxy is signed by you in every such capacity as well as individually. The shares of common stock of OvaScience represented by this proxy will be voted as directed by you for the proposals herein proposed by OvaScience. If no direction is given with respect to any proposal specified herein, this proxy will be voted FOR the proposal. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the annual meeting or any adjournment(s) thereof. Please vote, date and sign on reverse side and return promptly in the enclosed pre-paid envelope. Your vote is important. Please vote immediately. Continued and to be signed on reverse side